EXHIBIT 10.1

*CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

February 26, 2026

Movado Group, Inc.

650 From Road, Suite 375

Paramus, New Jersey 07652

Attn:	Calvin Klein Brand President
General Counsel

Swissam Products Limited

29th Floor, Citicorp Centre

18 Whitfield Road

North Point, Hong Kong

MGI Luxury Group Sarl

Aarbergstrasse 107A

2502 Biel/Bienne

Switzerland

To Whom it May Concern:

Reference is made herein to the License Agreement dated as of August 19, 2020 among Calvin Klein, Inc., Movado Group, Inc., Swissam Products Limited and MGI Luxury Group Sarl (as previously amended, the “CK Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the CK Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed that, notwithstanding anything to the contrary in Section 5.1.2 of the CK Agreement, the Advertising Obligation for the sixth Annual Period (2026) shall be equal to [***]% of total Net Sales for such Annual Period (excluding sales to CKI and its store licensees) or $[***], whichever is [***]. It is further, agreed, however that only $[***] of the foregoing obligation shall be paid to CKI, such payment to be made to CKI by no later than [***], and the remainder shall be directly applied by Licensee for expenditures for media during the Annual Period as planned and approved as per the terms of the CK Agreement. Licensee shall report its expenditures and provide applicable back-up documentation therefor. The CRK fee under Section 5.1.3 of the CK Agreement shall apply as referenced therein.

In addition, the License Period is hereby extended for three additional Annual Periods (i.e,, from January 1, 2027 through December 31, 2029) and the parties have agreed to the following amendments to the CK Agreement, each which shall become effective on January 1, 2027:

•	Section 1.5.2 of the CK Agreement is hereby deleted and replaced with the following:

Non-Compete. During the License Period, and as a material obligation of Licensee hereunder, Licensee and its Affiliates shall not, without the prior written consent of CKI, design, distribute or sell any Products under [***].

•	Section 2.2 of the CK Agreement is hereby deleted in its entirety and replaced with the following:

Renewal License Period. Licensee shall have the right, provided that Licensee is not then in default of any of the provisions of the Agreement, to request an extension of this Agreement for an additional period. Said right to request an extension shall be exercised by written notice to CKI, received by CKI no earlier than [***] and no later than [***]. Upon receipt of such notice, CKI agrees to negotiate with Licensee with respect to a further extension of this Agreement; however, nothing herein shall require CKI to grant a further extension of this Agreement, and if CKI and Licensee have not reached an agreement in principle for an extension by no later than [***] prior to the expiration of the Initial License Period or, in the event they haven’t executed an agreement for any such extension by no later than [***] prior to the expiration of the Initial License Period, then CKI may execute a new license agreement with a third party subject to the terms of Section 8.7 hereof.

•	The first sentence of Section 4.5 of the CK Agreement is hereby deleted in its entirety and replaced with the following:

All payments required by the Licensee hereunder shall be made to CKI in US $ dollars via wire transfer specifying federal funds [***], with email confirmation to the CKI Licensing Finance Department.

•	Section 8.3(i) of the CK Agreement is hereby deleted in its entirety and replaced with the following:

(i)	Licensee, any Controlling Entity or any Affiliate of Licensee [***] (an “Involved Affiliate”), undergoes a “Change in Control” without CKI’s prior consent. As used herein, a “Change in Control” shall be deemed to occur upon: (i) either Licensee, a Controlling Entity or an Involved Affiliate [***] (a “Transfer”) all or substantially all of its assets; (ii) any Person who does not own at least [***]% of the equity or voting rights of Licensee, a Controlling Entity or an Involved Affiliate, directly or indirectly becoming the owner of [***]% or more of the equity or voting rights, as the case may be; (iii) any Person who owns [***]% or more of the equity or voting rights of Licensee, a Controlling Entity or an Involved Affiliate, but less than [***]% of such outstanding equity or voting rights, becoming the owner of [***]% or more of the outstanding equity or voting rights, as the case may be; (iv) any Person acquiring the possession, directly or indirectly, of the power to direct or cause the direction of the management and/or policies of Licensee, a Controlling Entity or an Involved Affiliate, whether through ownership of voting securities, through the power to appoint at least half of the members of the board of directors or similar body of such Person, by contract or by any other means (“Control”); (v) any Person who Controls Licensee, a Controlling Entity or an Involved Affiliate Transferring or losing such Control; (vi) any Person who owns [***]% or more of the outstanding voting rights of Licensee, a Controlling Entity or an Involved Affiliate Transferring all or a portion of such voting rights such that it owns less than [***]% of such voting rights, provided, however, that if no Person owns [***]% or more of such voting rights, then a Change of Control shall be deemed to occur if a Person that owns [***]% or more of such voting Transfers all or

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a portion thereof such that it owns less than [***]% of such voting rights; or (vii) any Competitor of CKI or its Affiliates, directly or indirectly, becoming the owner of [***]% or more of the equity or voting rights in Licensee, a Controlling Entity or an Involved Affiliate (if Licensee, a Controlling Entity or an Involved Affiliate, as applicable, is a publicly traded entity) or any competitor of CKI or its Affiliates, directly or indirectly, becoming the owner of [***] equity or voting rights in Licensee, a Controlling Entity or an Involved Affiliate (if Licensee, a Controlling Entity or an Involved Affiliate, as applicable, is a private entity). Notwithstanding anything herein to the contrary, the following shall not constitute a “Change of Control” hereunder: (a) any Transfer of equity or Voting Rights in Licensee or an Involved Affiliate, among any trusts or other asset vehicles controlled by [***]; (b) any internal reorganization, restructuring or Transfer of the assets or equity interests in Licensee or an Involved Affiliate solely among Licensee and its Affiliates provided that [***]; (c) the pledge of any equity or assets to secure any existing indebtedness or any refinancing, extension, or replacement thereof; or (d) the divestiture of an Involved Affiliate provided that, upon any such divestiture, such Involved Affiliate immediately ceases to be involved in the business conducted hereunder and is expressly prohibited from using or disclosing any Confidential Information of CKI or its Affiliates or otherwise related to the business conducted hereunder. As used herein, [***] the term “Competitor” means a company or a group of affiliated companies that [***].

•	Section 8.3(k) of the CK Agreement is hereby deleted in its entirety.

•	The first paragraph of Section 10.1 of the CK Agreement is hereby deleted in its entirety and replaced with the following:

Licensee shall comply with all laws, rules, regulations and requirements of any governmental body which may be applicable to the operations of Licensee contemplated hereby, including, without limitation, as they relate to the manufacture, distribution, sale or promotion of Licensed Products, notwithstanding the fact that CKI may have approved such item or conduct. In addition, Licensee represents, warrants, covenants and agrees that, with respect to conducting the business contemplated hereunder, it will comply with all applicable laws and regulations related to economic sanctions, including the sanctions laws of the U.S., the European Union, the U.K. and/or other international enforcement authorities (including, by way of example, the U.S. Department of the Treasury Office of Foreign Assets Control) (“Sanctions Laws”). Licensee acknowledges and understands that “conducting the business contemplated hereunder” covers [***]. Without limiting the generality of the foregoing, Licensee will not sell Licensed Products to any entities or individuals in violation of Sanctions Laws or permit the use of any contractor, subcontractor or supplier for Licensed Products in violation of Sanctions Laws. CKI shall have the right to terminate the Agreement upon notice to Licensee if Licensee [***].

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•	[***] hereby deleted from the definition of Territory.

•	Licensee shall abide by the policies located at https://pvh.com/responsibility/resources, including, without limitation, the PVH CR Supply Chain Guidelines located at https://pvh.com/-/media/Files/pvh/responsibility/PVH-CR-Supply-Guidelines.pdf, the Restricted Substance List, the Conflict Minerals Policy, and the Animal Welfare Policy, as the same may be amended by PVH from time to time, in connection with the manufacture of Licensed Products and will cause all Third Party Manufacturers, Subcontractors and Suppliers that manufacture or supply any Licensed Products and all entities that provide temporary or permanent labor (including labor brokers and employment agencies) used in connection with the production of Licensed Products, to abide by the CR Guidelines. PVH reserves the right to modify the CR Guidelines at any time; provided, however, that [***]. In the event of any inconsistencies in the CK Agreement (prior to this amendment) and the CR Guidelines, [***] shall control. Licensee hereby represents, warrants, covenants and agrees that Licensee will comply with all applicable collective bargaining agreements.

Except as expressly provided above, the Agreement is, and shall continue to be, in full force and effect.  Please confirm your understanding of and agreement to the foregoing by signing and dating this letter in the place indicated below and returning a copy to us.

CALVIN KLEIN, INC.

By:	/s/ Mark Fischer
Mark D. Fischer
Executive Vice President

ACKNOWLEDGED AND AGREED:

MOVADO GROUP, INC.

By:	/s/ Mitchell Sussis
Name:	Mitchell Sussis
Date:	March 30, 2026
Title:	Authorized Signatory

SWISSAM PRODUCTS LIMITED

By:	/s/ Mitchell Sussis
Name:	Mitchell Sussis
Date:	March 30, 2026
Title:	Authorized Signatory

MGI LUXURY GROUP SARL

By:	/s/ Mitchell Sussis
Name:	Mitchell Sussis
Date:	March 30, 2026
Title:	Authorized Signatory

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